Exhibit 10(h)

Board of Directors Amended February 12, 1990


                    PRINCIPAL CORPORATE OFFICERS
                    SUPPLEMENTAL RETIREMENT PLAN
                    OF PHILLIPS PETROLEUM COMPANY

                    -----------------------------



                            I.  DEFINITIONS

As used in this Plan:

     (a)  "CEO" shall mean the Chief Executive Officer of the Company.

     (b)  "Company" shall mean Phillips Petroleum Company.

     (c) "Effective Date" shall mean May 13, 1985, the date on which this Plan is effective.

     (d) "ICP" shall mean the Incentive Compensation Plan of Phillips Petroleum Company, as amended from time to time.

     (e) "SIP" shall mean the Strategic Incentive Plan as permitted by the 1986 Stock Plan of Phillips Petroleum Company, and the 1990 Stock Plan of Phillips Petroleum Company, as amended from time to time.

     (f) "Mandatory Retirement Date" shall mean the applicable retirement date determined under Article III, Section l(b) of the Retirement Income Plan of Phillips Petroleum Company, as amended from time to time.

     (g)  "Performance Period" shall have the same meaning as defined in
Section 2(m) of the 1986 Stock Plan of Phillips Petroleum Company and of the 1990 Stock Plan of Phillips Petroleum Company.


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     (h)  "Plan" shall mean the Principal Corporate Officers Supplemental
Retirement Plan of Phillips Petroleum Company, the terms of which are stated in this document, as amended from time to time.

     (i) "Principal Corporate officer" is a person holding one of the positions with the Company set forth on the list entitled "Principal Corporate Officers" attached to this Plan as Attachment A, as it may be amended from time to time by the CEO.

     (j) "Retirement Plan" shall mean the Retirement Income Plan of Phillips Petroleum Company, as amended from time to time.

     (k) "Special Retirement Date" shall mean the date which a Principal Corporate Officer pursuant to Article III of this Plan, designates as his/her retirement date.

     (l) "Supplemental Retirement Benefits" shall mean those benefits described in Article IV of this Plan.

     (m) The following terms shall have the meaning as defined in the Retirement Plan: Final Average Earnings, Credited Service, Annual Earnings, and Regular Monthly Earnings.


                           II.  PURPOSE

                           ------------

     The purpose of this Plan is to provide Supplemental Retirement Benefits as an incentive for Principle Corporate Officers to elect to retire prior to the date they would otherwise retire under the Retirement Plan. This Plan is intended to be and shall be administered as an unfunded excess benefit plan within the meaning of ERISA Sections 3(36) and 4(b)(5) subject to Section VI.


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             III.  ELIGIBILITY - SPECIAL RETIREMENT DATE

             -------------------------------------------


     Each Principal Corporate officer will be entitled to elect in writing, within the time specified by the Company, to receive Supplemental Retirement Benefits pursuant to this Plan, subject, however, to the condition that he/she designate a Special Retirement Date in accordance with the provisions of this Article III. Principal Corporate Officers who attain the age of 55 on or after the Effective Date of this Plan, or who, on the Effective Date, are age 55 or older but will not attain the age of 60 prior to January 1, 1986, will be given the opportunity to make such election and as a condition thereto shall designate a retirement date which shall be the first day of the month coincident with or next following the attainment of age 62. Principal Corporate officers who on the Effective Date are age 62 or above, or who will attain age 62 prior to January 1, 1987, may also elect to receive Supplemental Retirement Benefits and as a condition thereto shall designate a retirement date which may be the first day of any month after May 1, 1985 but not later than January 1, 1987, and unless waived by the CEO, not less than one year prior to his/her Mandatory Retirement Date. In addition, each person who is a Principal Corporate Officer on the Effective Date and who will attain the age of 60 prior to January 1, 1986 will be given the opportunity to make such election on or before July 1, 1985, subject to the condition that the Principal Corporate Officer designate a retirement date which may be the first day of June, July or August, 1985. At the request of the CEO, such Principal Corporate Officer may be permitted to delay his/her retirement date to a date beyond August 1, 1985 approved by the CEO, but in


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no event later than August 1, 1986.  A Principal Corporate Officer who elects not to receive the Supplemental Retirement Benefits will be entitled to retire under the provisions of the Retirement Plan and to receive retirement benefits in accordance with the Retirement Plan.
     Notwithstanding the foregoing, (i) a Principal Corporate officer who does not have at least ten years of Credited Service on attaining age 62 and who retires on or after attaining age 62 but before attaining age 65 will be entitled on retirement to receive in accordance with this Plan the Supplemental Retirement Benefits, (ii) a Principal Corporate Officer who has elected to receive the Supplemental Retirement Benefit may elect to retire under the Retirement Plan before his/her Special Retirement Date in which case he/she shall not receive the Supplemental Retirement Benefits, and (iii) if for any reason a person is not a Principal Corporate Officer on his/her Special Retirement Date, he/she will not be entitled to receive the Supplemental Retirement Benefits nor will he/she be required to retire on such date, and the date of his/her retirement and the retirement benefits he/she will receive on such retirement shall be governed by the Retirement Plan and other applicable plans, if any.


               IV.   SUPPLEMENTAL RETIREMENT BENEFITS

               --------------------------------------


     Supplemental Retirement Benefits shall consist of the sum of the following:

     (a) The amount by which retirement benefits calculated in accordance with this paragraph (a) exceed the aggregate retirement



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benefits to which the Principal Corporate Officer is entitled to receive as of his/her Special Retirement Date under the Retirement Plan, the Retirement Restoration Plan of Phillips Petroleum Company, the Retirement Makeup Plan of Phillips Petroleum Company and the Key Employee Deferred Compensation Plan of Phillips Petroleum Company, and the supplemental retirement benefits as provided in Article VI, Section l(A) of the Phillips Petroleum Company Key Employee Death Protection Plan. Retirement benefits under this paragraph (a) shall be calculated in the same way as the Principal corporate officer's retirement benefits are calculated as of his/her Special Retirement Date under the Retirement Plan except as if no benefit limitations were imposed by the Internal Revenue Code and no benefit reductions resulted from participation in any qualified or non-qualified Company-sponsored benefit plan and except that (i) Credited Service shall be deemed to be equivalent to the Credited Service that he/she would have accrued if he/she had continued to be employed for 36 months beyond his/her Special Retirement Date, or the number of months after his/her Special Retirement Date to his/her Mandatory Retirement Date, whichever period is shorter; (ii) solely for the purpose of determining the amount of early retirement discount, if any, three years shall be added to the actual age of the Principal Corporate Officer; and (iii) Final Average Earnings shall be computed as if the Principal Corporate Officer had worked for a period of three years after his/her Special Retirement Date or until his/her Mandatory Retirement Date, whichever is the shorter period, with Annual Earnings (prior to reductions resulting from


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participation in company-sponsored benefit plans) for such period deemed to be the greater of (1) his/her Annual Earnings for his/her last full year worked, plus the amount of award approved, whether paid or deferred, for the Principal Corporate Officer under the ICP during such year, or (2) his/her Regular Monthly Earnings (prior to reductions resulting from participation in Company-sponsored benefit plans) in effect on his/her Special Retirement Date times 12 plus the amount of award approved, whether paid or deferred, or to be paid to the Principal Corporate officer under the ICP in the year of his/her Special Retirement Date; provided, however, the Final Average Earnings used in calculating retirement benefits hereunder shall in no event be less than the actual Final Average Earnings calculated for the Principal Corporate Officer in accordance with the Retirement Plan, nor less than the Final Average Earnings that would have been used to calculate his/her retirement benefits under this paragraph (a) had he/she retired under this Plan on December 1, 1985.
     (b) A payment will be made to an eligible Principal Corporate officer equal to the pro rata portion of the ICP award he/she would have been entitled to receive under the ICP had he/she worked the entire calendar year in which his/her Special Retirement Date occurs; for example, if the Special Retirement Date is June 1, then the payment would be equal to 5/12ths of the entire award which would have been received. Such payment will be made under this Plan at the time that the applicable awards are paid to award recipients under the ICP.


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     (c)  A payment will be made to an eligible Principal Corporate Officer equal to the pro rata portion of the SIP award(s) he/she would have been entitled to receive under the SIP had he/she worked until the end of the Performance Period(s) already commenced on his/her Special Retirement Date. The pro rata payment will be based on the portion of such period(s) that would have been completed on his/her Mandatory Retirement Date. The payment will be made to the Principal Corporate Officer under this Plan after the conclusion of the applicable Performance Period(s) and at the same time as the SIP awards are settled under the SIP to participants in that plan.
     (d) With approval of the Board of Directors of the Company, a Principal Corporate Officer receiving Supplemental Retirement Benefits who has more than twenty years' Credited Service, and during the year 1985 attained age 58 or above, may be given the option of agreeing to be available to provide advice and consultation to the Company for up to 30 days per year for a period commencing on his/her Special Retirement Date, and ending on the earlier of the expiration of three years or his/her Mandatory Retirement Date. If such option is given and he/she agrees, he/she will enter into a consulting agreement which will provide for an annual fee equivalent to the difference between his/her annual salary at his/her Special Retirement Date and the aggregate of the annual straight-life annuity benefits he/she is entitled to receive under this Plan, the Retirement Plan, the Retirement Restoration Plan of Phillips Petroleum Company, the Retirement Makeup Plan of Phillips Petroleum Company, the Key Employee


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Deferred Compensation Plan of Phillips Petroleum Company, the Phillips
Petroleum company Supplemental Executive Retirement Plan, and such benefits as provided by Article VI, Section l(A) of the Phillips Petroleum Company Key Employee Death Protection Plan.



                 V.   PAYMENT OF RETIREMENT BENEFITS

                 -----------------------------------

Subject to the requirement that the manner of payment of retirement benefits determined in accordance with paragraph (a) of Article IV of this Plan which the Principal Corporate Officer is eligible to receive under this Plan, the Retirement Restoration Plan of Phillips Petroleum Company, the Retirement Makeup Plan of Phillips Petroleum Company, the Key Employee Deferred Compensation Plan of Phillips Petroleum Company, the Phillips Petroleum Company Supplemental Executive Retirement Plan and the Phillips Petroleum Company Key Employee Death Protection Plan, shall be the same and, subject further to the condition that a Principal Corporate officer who receives supplemental retirement payments under this Plan shall agree in writing and in the form directed by the Company not to compete with the Company during the period commencing with his/her Special Retirement Date and ending on his/her Mandatory Retirement Date:
         (i) A Principal Corporate Officer may elect in the manner prescribed by the Company to have such supplemental retirement payments made on a straight-life annuity basis, or to have such life annuity payments converted in the manner provided by the Retirement Plan to any one of the other forms of payment which the Principal Corporate Officer would be entitled to select
     (except the lump-sum settlement option) if


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     such payments were to be paid to the Principal Corporate officer under the Retirement Plan.
         (ii) Notwithstanding (i) above, a Principal Corporate Officer who is age 60 or older may, not later than 30 days prior to such Principal Corporate Officer's Special Retirement Date, express preferences as to:
     a) whether the payment amounts should be converted in the manner provided by the Retirement Income Plan from a life annuity basis to one lump-sum payment,
     b) whether such lump-sum payment shall be paid to the employee on or as soon as practicable after the Principal Corporate Officer's Special Retirement date, or
     C) whether such lump-sum payment shall be credited as an award under the Company's Key Employee Deferred Compensation Plan.

     The Chief Executive Officer, with respect to Principal Corporate Officers who are not members of the Board of Directors and the Compensation Committee of such Board of Directors, with respect to Principal Corporate Officers who are members of such Board of Directors, shall consider such indication of preference and shall respectively decide in the Chief Executive Officer's or the committee's sole discretion whether to accept or reject the preference expressed. In the event the Chief Executive Officer or the committee, as appropriate, accepts such Principal Corporate Officer's preference, such supplemental retirement benefit shall be

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     paid in one lump sum as soon as practicable after the later of such acceptance or the Principal Corporate Officer's special Retirement Date; or if applicable, credited as of the Principal corporate Officer's Special Retirement Date as an award under the Key Employee Deferred Compensation Plan.



                 VI.  METHOD OF PROVIDING BENEFITS

                 ---------------------------------

     All amounts payable under this Plan shall be paid solely from the general assets of the Company and any rights accruing to a Principal Corporate Officer shall be those of a general creditor; provided, however, the Company may establish a grantor trust to satisfy part or all of its Plan payment obligation so long as the Plan remains unfunded for purposes of Title I of ERISA.



              VII.   MISCELLANEOUS PROVISIONS

              -------------------------------

     (a) No right or interest of a Principal Corporate Officer under this Plan shall be assignable or transferable, in whole or in part, directly or indirectly, by operation of law or otherwise (excluding devolution upon death or mental incompetency).
     (b) This Plan shall be administered by the CEO except to the extent otherwise specifically stated herein, and the CEO's decisions in all matters relating to the interpretation and application thereof shall be final.
     (c) The Board of Directors of the Company reserves the right to amend or terminate this Plan at any time if, in the sole judg-




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ment of the Board, such amendment or termination is deemed desirable, provided that no member of the Board shall participate in any action resulting in his or her being named a Principal Corporate Officer, nor, if already a Principal Corporate officer, in any action which has the actual or potential effect of increasing his or her benefits hereunder.
     (d) No amount accrued or payable hereunder shall be deemed to be a portion of a Principal Corporate Officer's compensation or earnings for the purpose of any other employee benefit plan adopted or maintained by the Company, nor shall this Plan be deemed to amend or modify the provisions of the Retirement Plan.
     (e) The Plan shall be construed, regulated, and administered in accordance with the laws of the State of Oklahoma except to the extent that said laws have been preempted by the laws of the United States.
     (f) Except as otherwise provided herein, the Plan shall be binding upon the Company, its successors and assigns, including but not limited to any corporation which may acquire all or substantially all of the Company's assets and business or with or into which the Company may be consolidated or merged.


2DP-S/009
02-12-90


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                                                          ATTACHMENT A



                        PRINCIPAL CORPORATE OFFICERS




  President and Chief Operating Officer               G. A. Cox

  Senior Vice President Finance                      R.  E.  Bonnell
  Senior Vice President and General Counsel          W.  G.  Paul
  Senior Vice President                              K.  L.  Smalley

  Vice President Research & Development              C.  F.  Cook
  Vice President Quality, Environment & Safety       J.  N.  Scott








042-S/310


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